                                                                   EXHIBIT 4.1


          COMMON                                           COMMON
          STOCK                                            STOCK

    NUMBER                                                        SHARES
      LU                         IXC LOGO

INCORPORATED UNDER THE LAWS                      SEE REVERSE FOR STATEMENTS
 OF THE STATE OF DELAWARE                            RELATING TO RIGHTS,
                                                 PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS, IF ANY
                                                     CUSIP 450713 10 2

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This Certifies that





is the record holder of
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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                            IXC COMMUNICATIONS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ John J. Willingham       [IXC COMMUNICATIONS, INC. CORPORATE SEAL]         /s/ Ralph J. Swett

      SECRETARY                                                              CHAIRMAN, PRESIDENT AND
                                                                             CHIEF EXECUTIVE OFFICER

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM -        as tenants in common                     UNIF GIFT MIN ACT - .......... Custodian ..........
 TEN ENT -        as tenants by the entireties                                   (Cust)               (Minor)
 JT TEN  -        as joint tenants with right of
                  survivorship and not as tenants in                           under Uniform Gifts to Minors
                  common                                                       Act ...........................
                                                                                   (State)

                                                           UNIF TRF MIN ACT - ...... Custodian (until age....)
                                                                              (Cust)
                                                                              ........ under Uniform Transfers
                                                                              (Minor)
                                                                              to Minors Act ..................
                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                         X _____________________________________

                                         X _____________________________________

                                  NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.